UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2012

CALIBRUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53548	86-0970023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 W. Washington Street, Suite 213, Tempe AZ  85281
(Address of principal executive offices) (Zip Code)

(602) 778-7516
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

As previously disclosed in the Schedule 14A Definitive Proxy Statement, filed by Calibrus, Inc. (the “Company”) with the Securities and Exchange Commission on July 31, 2012, and mailed to stockholders of record as of the July 13, 2012 record date of the meeting, the Company held a Special Meeting of Stockholders on August 22, 2012 (the “Meeting”). A total of 9,169,801 shares were present in person or by proxy and represented at the Meeting, which shares constituted a quorum based on 13,858,580 shares entitled to vote at the Meeting.

At the Meeting, the Company’s stockholders voted on the following proposals described in greater detail in the Company’s Proxy Statement and summarized below. Each of the proposals was adopted and the final voting results for each are set forth below.

Approval of the Sale of Substantially All of the Assets of the Third Party Verification Business. At the Meeting, the stockholders voted to approve the sale of substantially all of the assets of the third party verification business of the Company to Calibrus Hosted Business Solutions, LLC under the terms of the Asset Purchase Agreement, dated June 15, 2012, by and among the Company and Calibrus Hosted Business Solutions, LLC.

Proposal 1	Votes For	Votes Against	Votes Abstained
To approve the sale of substantially all of the assets of the third party verification business of Calibrus, Inc. which may be deemed a sale of substantially all our assets for purposes of Nevada law.	9,157,301	-0-	12,500

Approval of Name Change to Fanatic Fans, Inc. Also at the Meeting, the stockholders voted to change of the name of the Company from "Calibrus, Inc." to "Fanatic Fans, Inc.".

Proposal 2	Votes For	Votes Against	Votes Abstained
To approve change of the name of the Company from "Calibrus, Inc." to "Fanatic Fans, Inc."	9,157,301	-0-	12,500

Approval of 2012 Stock Option and Restricted Stock Plan. Finally at the Meeting, the stockholders voted to approve the 2012 Stock Option and Restricted Stock Plan.

Proposal 3	Votes For	Votes Against	Votes Abstained
To approve the adoption of the 2012 Stock Option and Restricted Stock Plan.	9,034,801	122,500	12,500

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits:

Exhibit Number	Description
10.1
Asset Purchase Agreement, dated June 15, 2012, by and among Calibrus, Inc. and Calibrus Hosted Business Solutions, LLC.
Filed July 31, 2012 with the SEC on Schedule 14A, and incorporated by reference herein.

10.2	2012 Stock Option and Restricted Stock Plan. Filed July 31, 2012 with the SEC on Schedule 14A, and incorporated by reference herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2012

Calibrus, Inc.

By:	/s/ Greg Holmes
Name: Greg Holmes
Title: President